                                                        Exhibit 3.1

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATION OF INCORPORATION OF "STANWICH, INC.", FILED IN THIS OFFICE ON THE EIGHTH DAY OF MAY, A.D. 1991, AT 2 O'CLOCK P.M.







                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203679

                                                  DATE: 11-21-96

                                                   SECRETARY OF STATE
                                                DIVISION OF CORPORATIONS
                                                FILED 2:00 PM 05/08/1991
                                                    731128015-2262494


                         CERTIFICATE OF INCORPORATION

                                      OF

                                STANWICH, INC.

                                  * * * * *

        1.      The name of the corporation is

                                STANWICH, INC.

        2. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

        3. The nature of the business or purposes to be conducted or promoted is:

        To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        4. The total number of shares of stock which the corporation shall have authority to issue is three thousand (3,000) and the par value of each of such shares is Ten Cents ($0.10) amounting in the aggregate to Three Hundred Dollars ($300.00).

        5. The name and mailing address of each incorporator is as follows:

        NAME                    MAILING ADDRESS
        ----                    ---------------

J. L. Austin                    Corporation Trust Center
                                1209 Orange Street
                                Wilmington, Delaware 19801

M. C. Kinnamon                  Corporation Trust Center
                                1209 Orange Street
                                Wilmington, Delaware 19801

D. L. Sipple                    Corporation Trust Center
                                1209 Orange Street
                                Wilmington, Delaware 19801

        6.      The corporation is to have perpetual existence.

        7. In furtherance and not in limitation of the powers conferred by statute, the board of directos is expressly authorized:

        To make, alter or repeal the by-laws of the corporation.

        To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

        To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

        By a majority of the whole board, to designate one or more committees, each committee to consist of one or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The by-laws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board of directors, or in the by-laws of the corporation, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending the by-laws of the corporation; and, unless the resolution or by-laws, expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

        When and as authorized by the stockholders in accordance with statute, to sell, lease or exchange all or substantially all of the property and assets of the corporations, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

        8. Elections of directors need not be by written ballot unless the by-laws of the corporations shall so provide.

        Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors of in the by-laws of the corporation.

        9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

        10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for beach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing volation of law, (iii) under Section 174 of the Delaware General Corproation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

        WE, THE UNDERSIGNED, being each of the incorporators herebefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 8th day of May, 1991.

                                                /s/ J. L. Austin
                                                ---------------------------
                                                J. L. Austin

                                                /s/ M. C. Kinnamon
                                                ---------------------------
                                                M. C. Kinnamon

                                                /s/ D. L. Sipple
                                                ---------------------------
                                                D. L. Sipple

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATION OF INCORPORATION OF "STANWICH, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. AT 10 O'CLOCK A.M.







                                        /s/ Edward J. Freel
                    [SECRETARY SEAL]    -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203680

                                                  DATE: 11-21-96

                                 CERTIFICATE
           FOR RENEWAL AND REVIVAL OF CERTIFICATE OF INCORPORATION


        Stanwich, Inc., a corporation organized under the laws of Delaware, the Certificate of Incorporation of which was filed in the office of the Secretary of State on the 8th day of May, 1991, and thereafter voided for non-payment of taxes, now desiring to procure a revival of its Certificate of Incorporation, and hereby certifies as follows:

        1.      The name of the corporation is Stanwich, Inc.

        2. Its registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle and the name of this registered agent at such address is The Corporation Trust Company.

        3. The date when revival of the Certificate of Incorporation of this corporation is to commence is the 28th day of February, 1994, same being prior to the date the Certificate of Incorporation became void. Revival of the Certificate of Incorporation is to be perpetual.

        4. This corporation was duly organized under the laws of Delaware and carried on the business authorized by its Certificate of Incorporation until the 1st day of March, 1994, at which time its Certificate of Incorporation became inoperative and void for non-payment of taxes and this Certificate for Renewal and Revival is filed by authority of the duly elected directors of the corporation in accordance with the law of Delaware.

        IN WITNESS WHEREOF, said Stanwich, Inc., in compliance with Section 312 of Title 8 of the Delaware Code has caused this certificate to be signed by Joshua J. Vernaglia, Jr. its last and acting Secretary, this 15th day of December, 1994.

                                        By /s/ Joshua J. Vernaglia, Jr.
                                        --------------------------------------
                                        Joshua J. Vernaglia, Jr., Secretary

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "STANWICH, INC.", CHANGING ITS NAME FROM "STANWICH, INC." TO "FIRST NEW ENGLAND DENTAL CENTERS, INC.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF DECEMBER, A.D. 1994, AT 10:01 O'CLOCK A.M.







                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203681

                                                  DATE: 11-21-96

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                  * * * * *


        Stanwich, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

        DOES HEREBY CERTIFY:

        FIRST: That the Board of Directors of said corporation, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

        RESOLVED, that the Certificate of Incorporation of Stanwich, Inc.
        be amended by changing the First Article thereof so that, as amended said Article shall be and read as follows:

        THE NAME OF THE CORPORATION IS: FIRST NEW ENGLAND DENTAL CENTERS, INC.

        SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

        THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said Stanwich, Inc. has cuased this certificate to be signed by Joshua J. Vernaglis, its Secretary, this 19th day of December, 1994.


                                                /s/ Joshua J. Vernaglia
                                                ------------------------------
                                                Joshua J. Vernaglia, Secretary

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF NOVEMBER, A.D. 1995, AT 2:00 O'CLOCK P.M.







                                        /s/ Edward J. Freel
                     [SECRETARY SEAL]   -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203682

                                                  DATE: 11-21-96

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION


        First New England Dental Centers, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

        FIRST: That the board of directors of the Corporation, by unanimous written consent pusuant to the applicable provisions of the General Corporation Law of the State of Delaware, adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declared such amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

VOTED: That the Board of Directors of the Corporation does hereby declare it advisable that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered 4 so that, as amended, such Article 4 shall be and read in its entirety as follows:

                        "4.  The total number of shares of stock which the
                corporation shall have authority to issue is 6,000,000 and the par value of each of such shares is One Cent ($0.01) amounting in the aggregate to Sixty Thousand Dollars ($60,000)."

        SECOND: That the holders of the requisite number of outstanding shares of Common Stock of the Corporation have duly approved such amendment by the required vote of such stockholders, adopted by a written action in lieu of a meeting of such stockholders, all in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware, and all notices required to be delivered pursuant to Section 228(d) of such General Corporation Law have been delievered.

        IN WITNESS WHEREOF, Penzance Partners II, Inc. has caused this certificate to be signed, under penalties of perjury, by Jerald Robbins, its President, and attested by Joshua J. Vernaglia, its Secretary, as of October 12, 1995.

                                        PENZANCE PARTNERS II, INC.


                                        By:  /s/ Jerald Robbins, Pres.
                                        ------------------------------
                                        Jerald Robbins, President

ATTEST:


/s/ Joshua J. Vernaglia
------------------------------
Joshua J. Vernaglia, Secretary

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "PENZANCE PARTNERS II, INC.", A DELAWARE CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIFTEENTH DAY OF DECEMBER, A.D. 1995, AT 4 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                     [SECRETARY SEAL]   -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203683

                                                  DATE: 11-21-96

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.
                          PENZANCE PARTNERS II, INC.

                            CERTIFICATE OF MERGER


        Fist New England Dental Centers, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, and Penzance Partners II, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, do hereby certify:

        FIRST: That the constituent corporations of the Merger are

                1. First New England Dental Centers, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware; and

                2. Penzance Partners II, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

        SECOND: That an Agreement of Merger has been approved, adopted, certified, executed and ackowledged by each of the constituent corporations, all in accordance with Section 251 of the General Corporation law of the State of Delaware.

        THIRD: That the name of the surviving corporation is

                    First New England Dental Centers, Inc.

        FOURTH: That the certificate of incorporation of First New England Dental Centers, Inc. shall be the certificate of incorporation of the surviving corporation.

        FIFTH: That the executed Agreement of Merger is on file at the principal place of business of First New England Dental Centers, Inc., at 170 Commonwealth Avenue, Boston, Massachusetts 02116.

        SIXTH: That a copy of the Agreement of Merger will be furnished by First New England Dental Centers, Inc., on request and without cost, to any stockholder of any constituent corporation.

        IN WITNESS WHEREOF, First New England Dental Centers, Inc. has caused this certificate to be signed, under the penalties of perjury, by Jerald Robbins, its President, and attested by Joshua J. Vernaglia, its Secretary, and Penzance Partners II, Inc. has caused this certificate to be signed, under penalties of perjury, by John R. Lakian, its President, and attested by Joshua J. Vernaglia, its Secretary, as of December 12, 1995.

                                        FIRST NEW ENGLAND DENTAL CENTERS,
                                        INC.


                                        By: /s/ Jerald Robbins, President
                                        ---------------------------------
                                        Jerald Robbins, President

ATTEST:


By:  /s/ Joshua J. Vernaglia
    ------------------------------
    Joshua J. Vernaglia, Secretary

                                        PENZANCE PARTNERS II, INC.


                                        By: /s/ John Lakian
                                        ---------------------------------
                                        John R. Lakian, President

ATTEST:


By:  /s/ Joshua J. Vernaglia
    ------------------------------
    Joshua J. Vernaglia, Secretary

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "ARNOLD WATKIN, D.D.S., INC.", A MASSACHUSETTS CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-NINTH DAY OF DECEMBER, A.D. 1995, AT 4 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203684

                                                  DATE: 11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                         ARNOLD WATKIN, D.D.S., INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Arnold Watkin, D.D.S., Inc., which is incorporated under the laws of the Commonwealth of Massachusetts; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        170 Commonwealth Avenue
                        Boston, Massachusetts 02116

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Arnold Watkin, D.D.S., Inc. consists of 15,000 shares without par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on December 29, 1995 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  December 29, 1995.


                                      *


                                      *


                                      *


                                      *


                                      *


                                      *


                                      *


                                      *


                                      *

                                        ARNOLD WATKIN, D.D.S., INC.



                                By:     /s/ Arnold Watkin
                                        ----------------------------
                                        Its:    President

Attest:

/s/ Joshua J. Vernaglia
--------------------------

Dated: December 29, 1995.

                                        FIRST NEW ENGLAND DENTAL
                                        CENTERS, INC.


                                By:     /s/ Jerald Robbins, Pres.
                                        ----------------------------
                                        Its:

Attest:


/s/ Joshua J. Vernaglia
--------------------------
                                    - 3 -

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "RICHARD S. HAROLD, INC.", A MASSACHUSETTS CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THIS SECOND DAY OF FEBRUARY, A.D. 1995, AT 4:30 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203685

                                                  DATE: 11-21-96

                                                   STATE OF DELAWARE
                                                   SECRETARY OF STATE
                                                DIVISION OF CORPORATIONS
                                                FILED 04:30 PM 02/02/1996
                                                   960032991 - 2262494


                            CERTIFICATE OF MERGER

                                      OF

                           RICHARD S. HAROLD, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Richard S. Harold, Inc., which is incorporated under the laws of the Commonwealth of Massachusetts; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation law of the State of Delaware.

        3. The name of the surviving corporaton in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        170 Commonwealth Avenue
                        Boston, Massachusetts 02116

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Richard S. Harold, Inc. consists of 1,000 shares without par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on February 2, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  As of February 2, 1996

                                        RICHARD S. HAROLD, INC.



                                By:     /s/ Richard S. Harold, DMD
                                        --------------------------
                                        Richard S. Harold, DMD
                                        President

Attest:

/s/ Joshua Vernaglia
--------------------

Dated:  As of February 2, 1996.

                                        FIRST NEW ENGLAND DENTAL
                                        CENTERS, INC.


                                By:     /s/ Jerald Robbins, Pres.
                                        --------------------------
                                        Jerald Robbins, President


Attest:

/s/ Joshua Vernaglia
--------------------

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "WILLIAM H. GRASS, INC.", A MASSACHUSETTS CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THIS THIRTEENTH DAY OF FEBRUARY, A.D. 1995, AT 9:00 O'CLOCK A.M.






                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203686

                                                  DATE: 11-21-96

   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 02/13/1996
  960042567 - 2262494



                            CERTIFICATE OF MERGER

                                      OF

                            WILLIAM H. GRASS, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) William H. Grass, Inc., which is incorporated under the laws of the Commonwealth of Massachusetts; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporaton in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        170 Commonwealth Avenue
                        Boston, Massachusetts 02116

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of William H. Grass, Inc. consists of 100 shares without par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certiied shall be effective on February 14, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  As of January 31, 1996

                                        WILLIAM H. GRASS, INC.



                                By:     /s/ William H. Grass
                                        --------------------------
                                        William H. Grass, D.D.S.,
                                        President

Attest:

/s/ ????????
--------------------

Dated:  As of January 31, 1996.

                                        FIRST NEW ENGLAND DENTAL
                                        CENTERS, INC.


                                By:     /s/ Jerald Robbins, Pres.
                                        --------------------------
                                        Jerald Robbins, President


Attest:

/s/ Joshua Vernaglia
--------------------

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", FILED IN THIS OFFICE ON THE TWENTY-FIFTH DAY OF MARCH, A.D. 1996, AT 4:30 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                     [SECRETARY SEAL]   -----------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 8203687

                                                  DATE: 11-21-96

                       CORRECTED CERTIFICATE OF MERGER

                                      OF

                          ARNOLD WATKIN D.D.S., INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

        Pursuant to [Section]103(f) of the Delaware General Corporation Laws, the Certificate of Merger of Arnold Watkin, D.D.S., Inc. and First New England Dental Centers, Inc. filed on December 29, 1995 ("Certificate of Merger"), is hereby corrected so that the name of the constituent business corporation "Arnold Watkin, D.D.S., Inc." stated in Section 1(i) thereon shall read "Arnold Watkin, Inc." and Paragraph 7 and the signature line for said Corporation shall be amended accordingly.

        The Corrected Certificate of Merger shall read as follows:

                            "CERTIFICATE OF MERGER

                                      OF

                             ARNOLD WATKIN, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.


        1. The constituent business corporations participating in the merger herein certified are:

                (i) Arnold Watkin, Inc., which is incorporated under the laws of the Commonwealth of Massachusetts; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        170 Commonwealth Avenue
                        Boston, Massachusetts  02116

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Arnold Watkin, Inc. consists of 15,000 shares without par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on December 29, 1995 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  December 29, 1995

                                         ARNOLD WATKIN, INC.

                                     By: /s/ Arnold Watkin
                                         ----------------------------------
                                         Arnold Watkin, D.D.S
                                         President

Attest:

/s/ ??????????????????
-------------------------


Dated:  December 29, 1995

                                         FIRST NEW ENGLAND DENTAL
                                         CENTERS, INC.

                                     By: /s/ Jerald Robbins
                                         ----------------------------------
                                         Jerald Robbins, President

Attest:

/s/ ????????????
-------------------------

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "ARTHUR P. WEIN, INC.", A MASSACHUSETTS CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-NINTH DAY OF APRIL, A.D. 1996, AT 3:30 O'CLOCK P.M.








                                        /s/ Edward J. Freel
                     [SECRETARY SEAL]   ------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:   8203688
                                                 DATE:   11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                             ARTHUR P. WEIN, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Arthur P. Wein, Inc., which is incorporated under the laws of the Commonwealth of Massachusetts; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        262 Washington Street
                        Boston, Massachusetts  02108

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Arthur P. Wein, Inc. consists of 12,500 shares without par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on April 29, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  April 25, 1996

                                                ARTHUR P. WEIN, INC.

                                            By: /s/ Arthur P. Wein
                                                ------------------------------
                                                Arthur P. Wein, D.D.S.,
                                                President

Attest:

/s/ Arthur P. Wein
----------------------------

Dated:  April 25, 1996

                                                FIRST NEW ENGLAND DENTAL
                                                CENTERS, INC.

                                            By: /s/ Jerald Robbins
                                                ------------------------------
                                                Jerald Robbins, President

Attest:

/s/ Joshua J. Vernaglia
----------------------------

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "RAMIRO BLANCO, INC.", A MASSACHUSETTS CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-NINTH DAY OF APRIL, A.D. 1996, AT 4:30 O'CLOCK P.M.








                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203689

                                                 DATE:  11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                             RAMIRO BLANCO, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.


It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Ramiro Blanco, Inc., which is incorporated under the laws of the Commonwealth of Massachusetts; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        262 Washington Street, 6th Floor
                        Boston, Massachusetts 02108

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Ramiro Blanco, Inc. consists of 200,000 shares with no par value per share.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on April 30, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Date:  As of April 29, 1996
             --------

                                        RAMIRO BLANCO, INC.

                                    By: /s/ Ramiro Blanco
                                        --------------------------------------
                                        Ramiro Blanco, D.D.S., M.Sc.
                                        President

Attest:

/s/ ?????????????????
---------------------------

Dated:  As of April 29, 1996
              --------

                                        FIRST NEW ENGLAND DENTAL
                                        CENTERS, INC.

                                    By: /s/ Jerald Robbins
                                        --------------------------------------
                                        Jerald Robbins, President

Attest:

/s/ ????????????
---------------------------

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "BADER AND SHUMAN, INC.", A MASSACHUSETTS CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SEVENTEENTH DAY OF JULY, A.D. 1996, AT 1:30 O'CLOCK P.M.






                                         /s/ Edward J. Freel
                     [SECRETARY SEAL]    -------------------------------------
                                         Edward J. Freel, Secretary of State

                                         AUTHENTICATION:  8203690
                                                   DATE:  11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                            BADER AND SHUMAN, INC.

                                     INTO

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

        First New England Dental Centers, Inc. a corporation organized under the laws of the State of Delaware, for the purpose of merging with a Massachusetts corporation pursuant to Section 252 of the Delaware General Corporation Law, hereby certifies that:

        1. The names and states of incorporation of the constituent corporations are:

                Name                            Jurisdiction
                ----                            ------------

        Bader and Shuman, Inc.                  Massachusetts

        First New England
        Dental Centers, Inc.                    Delaware

        2. An agreement of merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Subsection 252(c) of the Delaware General Corporation Law and with Chapter 156B [Section]79 of the Massachusetts General Laws.

        3. The name of the surviving corporation is "First New England Dental Centers, Inc.," a Delaware corporation.

        4. The current certificate of incorporation of First New England Dental Centers, Inc. shall be the certificate of incorporation of the surviving corporation.

        5. The executed agreement of merger is on file at the following principal place of business of the surviving corporation:

                        First New England Dental Centers, Inc.
                        85 Devonshire Street, 2nd Floor
                        Boston, Massachusetts  02109

        6. A copy of the agreement of merger will be furnished by the surviving corporation, on request and without cost, to any stockholder of any constituent corporation.

        7. The authorized capital stock of Bader and Shuman, Inc., a Massachusetts corporation, is Fifteen Thousand (15,000) shares of Common Stock, no par value.

        IN WITNESS WHEREOF, this Certificate of Merger has been duly executed this 8th day of July, 1996.


                                        FIRST NEW ENGLAND DENTAL CENTERS, INC.
                                        a Delaware corporation



                                        By: /s/ Jerald Robbins
                                            -----------------------------------
                                            President


ATTEST:

BY: /s/ Joshua J. Vernaglia
    ---------------------------
    Secretary

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------


        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "PAUL D. SILVER, INC.", A NEW HAMPSHIRE CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTEENTH DAY OF JULY, A.D. 1996, AT 4 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  ---------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203691

                                                  DATE:  11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                             PAUL D. SILVER, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.


It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Paul D. Silver, Inc., which is incorporated under the laws of the State of New Hampshire; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        85 Devonshire Street
                        Boston, Massachusetts  02108

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Paul D. Silver, Inc. consists of 300 shares, no par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on July 18th, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  July 18th, 1996.
        ---------
                                        PAUL D. SILVER, INC.


                                        By: /s/ Paul D. Silver
                                            -------------------------------
                                            Paul D. Silver, President

Attest:

/s/ ???????????
---------------------------

Dated: July 18th, 1996.
       ---------

                                            FIRST NEW ENGLAND DENTAL
                                            CENTERS, INC.


                                        By: /s/ Jerald Robbins
                                            -------------------------------
                                            Jerald Robbins, President

Attest:

/s/ ??????????????
---------------------------

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "BUCHWALTER & PAPUGA, INC.", A MASSACHUSETTS CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SECOND DAY OF AUGUST, A.D. 1996, AT 4:30 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                       [SECRETARY SEAL] -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203692

                                                  DATE:  11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                          BUCHWALTER & PAPUGA, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Buchwalter & Papupa, Inc., which is incorporated under the laws of the Commonwealth of Massachusetts; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        85 Devonshire Street - 2nd Floor
                        Boston, Massachusetts  02109

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Buchwalter & Papuga, Inc. consists of 1,000 shares without par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on August 2, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  August 2, 1996


                                        BUCHWALTER & PAPUGA, INC.


                                        By:     /s/ Neil Buchwalter
                                                -----------------------------
                                                Neil Buchwalter
                                                President
Attest:

/s/ David G. Papuga
-----------------------------
David G. Papuga

Dated:  August 2, 1996

                                        FIRST NEW ENGLAND DENTAL
                                          CENTERS, INC.



                                        By:     /s/ Jerald Robbins
                                                -----------------------------
                                                Jerald Robbins, President

Attest:

/s/ Joshua J. Vernaglia
-----------------------------
Joshua J. Vernaglia

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "CRAM-CHEMA, INC.", A NEW HAMPSHIRE CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SECOND DAY OF AUGUST, A.D. 1996, AT 5:00 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203693

                                                  DATE:  11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                               CRAM-CHEMA, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Cram-Chema, Inc., which is incorporated under the laws of the State of New Hampshire; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        85 Devonshire Street
                        Boston, Massachusetts 02108

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7.      The authorized capital stock of Cram-Chema, Inc.
consists of 300 shares, no par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on August 2, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  August 2, 1996
        --------
                                        CRAM-CHEMA, INC.

                                        By: /s/ Marjorie J. Cram Chema D.D.S.
                                            ---------------------------------
                                            Marjorie J. Cram Chema, D.D.S.
                                            President

Attest:

/s/ Michael H. Chema
-----------------------------------
Michael H. Chema, D.D.S., Secretary


Dated:  August 2, 1996
        --------

                                            FIRST NEW ENGLAND DENTAL
                                            CENTERS, INC.

                                        By: /s/ Jerald Robbins
                                            ---------------------------------
                                            Jerald Robbins, President



Attest:

/s/ Joshua J. Vernaglia
-----------------------------------
Joshua J. Vernaglia

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 1996, AT 4 O'CLOCK P.M.






                                        /s/ Edward J. Freel
               [SECRETARY SEAL]         -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203694

                                                  DATE:  11-21-96

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION


        First New England Dental Centers, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

        FIRST: That the board of directors of the Corporation, by unanimous written consent pursuant to the applicable provisions of the General Corporation Law of the State of Delaware, adopted a resolution setting forth a proposed amendment to the Certificate of Incorporation of the Corporation and declared such amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

VOTED: That the Board of Directors of the Corporation does hereby declare it advisable that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered 4 so that, as amended, such Article 4 shall be and read in its entirety as follows:

                        "4. The total number of shares of stock which the
                corporation shall have authority to issue is 10,000,000 and the par value of each of such shares is One Cent ($0.01) amounting in the aggregate to One Hundred Thousand Dollars ($100,000)."

        SECOND: That the holders of the requisite number of outstanding shares of Common Stock of the Corporation have duly approved such amendment by the required vote of such stockholders, adopted by a written action in lieu of a meeting of such stockholders, all in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware, and all notices required to be delivered pursuant to Section 228(d) of such General Corporation Law have been delivered.

        IN WITNESS WHEREOF, First New England Dental Centers, Inc. has caused this certificate to be signed, under penalties of perjury, by Jerald Robbins, its President, and attested by Joshua J. Vernaglia, its Secretary, as of October 23, 1996.

                                        FIRST NEW ENGLAND DENTAL CENTERS,
                                        INC.


                                        By: /s/ Jerald Robbins
                                            -------------------------
                                            Jerald Robbins, President


ATTEST:

/s/ Joshua J. Vernaglia
------------------------------
Joshua J. Vernaglia, Secretary

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "FEINGOLD AND RAPPAPORT SUB, INC.", A CONNECTICUT CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-FIFTH DAY OF OCTOBER, A.D. 1996, AT 4:30 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                       [SECRETARY SEAL] -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203695

                                                  DATE:  11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                       FEINGOLD AND RAPPAPORT SUB, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Feingold and Rappaport Sub, Inc., which is incorporated under the laws of the State of Connecticut; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        85 Devonshire Street, 2nd Floor
                        Boston, Massachusetts 02109

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Feingold and Rappaport Sub, Inc. consists of 5,000 shares of Common Stock, $100.00 par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on October 25, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  October 25, 1996
        ----------
                                        FEINGOLD AND RAPPAPORT SUB, INC.

                                        By: /s/ Richard M. Feingold, DDS
                                            ---------------------------------
                                            Richard M. Feingold, D.D.S.

Attest:

?????
-----------------------------------



Dated:  October 25, 1996
        ----------

                                            FIRST NEW ENGLAND DENTAL
                                            CENTERS, INC.

                                        By: /s/ Jerald Robbins
                                            ---------------------------------
                                            Jerald Robbins, President



Attest:

/s/ Joshua J. Vernaglia
-----------------------

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "FRANK WEISNER, INC.", A MASSACHUSETTS CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE SIXTH DAY OF NOVEMBER, A.D. 1996, AT 2:00 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203695

                                                  DATE:  11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                               FRANK WEISNER, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Frank Weisner, Inc., which is incorporated under the laws of the Commonwealth of Massachusetts; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        85 Devonshire Street - 2nd Floor
                        Boston, Massachusetts 02109

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Frank Weisner, Inc. consists of 12,500 shares without par value.

        8. The Agreement of Merger between the aforesaid constituent corporations provides that the merger herein certified shall be effective on November 5, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  November 5, 1996


                                        FRANK WEISNER, INC.


                                        By: /s/ Frank Weisner, D.M.D.
                                            -------------------------
                                            Frank Weisner D.M.D.
                                            President
Attest:

/s/ Melissa Fields
----------------------
Melissa Fields

Dated:  November 5, 1996

                                        FIRST NEW ENGLAND DENTAL
                                          CENTERS, INC.



                                        By:     /s/ Jerald Robbins
                                                -------------------------
                                                Jerald Robbins, President

Attest:

/s/ Harvey W. Goldstein
---------------------------
Harvey W. Goldstein

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

        "BELKNAP DENTAL ASSOCIATES, INC.", A NEW HAMPSHIRE CORPORATION,

        WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF NOVEMBER, A.D. 1996, AT 2:30 O'CLOCK P.M.






                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203697

                                                  DATE:  11-21-96

                            CERTIFICATE OF MERGER

                                      OF

                        BELKNAP DENTAL ASSOCIATES, INC.

                                     AND

                    FIRST NEW ENGLAND DENTAL CENTERS, INC.

It is hereby certified that:

        1. The constituent business corporations participating in the merger herein certified are:

                (i) Belknap Dental Associates, Inc., which is incorporated under the laws of the State of New Hampshire; and

                (ii) First New England Dental Centers, Inc., which is incorporated under the laws of the State of Delaware.

        2. An Agreement of Merger has been approved, adopted, certified, executed, and acknowledged by each of the aforesaid constituent corporations in accordance with the provisions of subsection (c) of Section 252 of the General Corporation Law of the State of Delaware.

        3. The name of the surviving corporation in the merger herein certified is First New England Dental Centers, Inc., which will continue its existence as said surviving corporation upon the effective date of said merger pursuant to the provisions of the General Corporation Law of the State of Delaware.

        4. The Certificate of Incorporation of First New England Dental Centers, Inc., as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation until amended and changed pursuant to the provisions of the General Corporation Law of the State of Delaware.

        5. The executed Agreement of Merger between the aforesaid constituent corporations is on file at the principal place of business of the aforesaid surviving corporation, the address of which is as follows:

                        First New England Dental Centers, Inc.
                        85 Devonshire Street
                        Boston, Massachusetts 02108

        6. A copy of the aforesaid Agreement of Merger will be furnished by the aforesaid surviving corporation, on request, and without cost, to any stockholder of each of the aforesaid constituent corporations.

        7. The authorized capital stock of Belknap Dental Associates, Inc. consists of 300 shares, no par value.

        8. The Agreement of Merger between the aforesaid constituent corporation provides that the merger herein certified shall be effective on November 8, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

Dated:  November 8, 1996


                                        BELKNAP DENTAL ASSOCIATES, INC.


                                        By:     /s/ Robert M. Chaikin
                                                -----------------------------
                                                Robert M. Chaikin, D.M.D.

Attest:

????????
----------------------


Dated:  November  , 1996
                --

                                        FIRST NEW ENGLAND DENTAL
                                          CENTERS, INC.



                                        By:     /s/ Jerald Robbins
                                                -------------------------
                                                Jerald Robbins, President

Attest:

Joshua J. Vernaglia
-------------------
Joshua J. Vernaglia

                                 [STATE SEAL]

                              STATE OF DELAWARE

                       OFFICE OF THE SECRETARY OF STATE

                       --------------------------------

        I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF CORRECTION OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", FILED IN THIS OFFICE ON THE FOURTEENTH DAY OF NOVEMBER, A.D. 1996, AT 4:30 O'CLOCK P.M.







                                        /s/ Edward J. Freel
                      [SECRETARY SEAL]  -------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION:  8203698

                                                  DATE:  11-21-96

                   CERTIFICATE OF CORRECTION FILED TO CORRECT
                     A CERTAIN ERROR IN THE CERTIFICATE OF
                   MERGER OF BELKNAP DENTAL ASSOCIATES, INC.
                   AND FIRST NEW ENGLAND DENTAL CENTERS, INC.
                 FILED IN THE OFFICE OF THE SECRETARY OF STATE
                        OF DELAWARE ON NOVEMBER 8, 1996


     First New England Dental Centers, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,


     DOES HEREBY CERTIFY:

     1.  The name of the corporation is FIRST NEW ENGLAND DENTAL CENTERS, INC.

     2. That a Certificate of Merger of Belknap Dental Associates, Inc. and First New England Dental Centers, Inc. was filed by the Secretary of State of Delaware on November 8, 1996, and that said Certificate requires correction as permitted by Section 103 of the General Corporation Law of the State of Delaware.

     3. The inaccuracy or defect of said Certificate to be corrected is as follows: Effective Date of the Merger should be November 14, 1996.

     4.  Article 8 of the Certificate is corrected to read as follows:

         The Agreement of Merger between the aforesaid constituent corporation provides that the merger herein certified shall be effective on November 14, 1996 insofar as the General Corporation Law of the State of Delaware shall govern said effective date.

        IN WITNESS WHEREOF, said First New England Dental Centers, Inc. has caused this Certificate to be signed by Jerald Robbins, its President *, this 14th day of November, 1996.


                                                /s/ Jerald Robbins, Pres.
                                                -------------------------

                                                By President
                                                   ----------------------
                                                Name:
                                                Title:

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                        --------------------------------

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF OWNERSHIP, WHICH MERGES:

     "FNEDC, INC. ", A MASSACHUSETTS CORPORATION,

     WITH AND INTO "FIRST NEW ENGLAND DENTAL CENTERS, INC." UNDER THE NAME OF "FIRST NEW ENGLAND DENTAL CENTERS, INC.", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE FIFTEENTH DAY OF JANUARY, A.D. 1997, AT 1:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                [State Seal of Delaware] /s/ Edward J. Freel
                                         ---------------------------------------
                                         /s/ Edward J. Freel, Secretary of State


2262494 8100M                                 AUTHENTICATION:          8286697

971014694                                               DATE:          01-15-97

                               STATE OF DELAWARE

                      CERTIFICATE OF OWNERSHIP AND MERGER
                                       OF
                                  FNEDC, INC.
                                 WITH AND INTO
                     FIRST NEW ENGLAND DENTAL CENTERS, INC.

     In accordance with Section 253 of the General Corporation Law of Delaware, First New England Dental Centers, Inc. (the "Corporation"), a duly organized corporation validly existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That the Corporation owns all of the outstanding capital stock of FNEDC, Inc. ("FNEDC"), which is incorporated under the laws of the Commonwealth of Massachusetts.

     SECOND: That Section 253 of the General Corporation Law of Delaware permits the Corporation to merge FNEDC with and into the Corporation and to thereby assume all of FNEDC rights and obligations (the "Merger" ).

     THIRD: That the Corporation shall be the surviving corporation of the Merger.

     FOURTH: That the Board of Directors of the Corporation has approved the Merger through the adoption, on December 27, 1996, of the following resolutions:

               RESOLVED: That, pursuant to Section 253 of the General
                         Corporation Law of the State of Delaware ("Delaware Statute") this Corporation's wholly-owned subsidiary, FNEDC, Inc. ("FNEDC"), a Massachusetts corporation, be merged with and into this Corporation; that this Corporation shall be the surviving corporation of such merger; and that this Corporation shall thereby assume all rights and obligations of FNEDC.

               RESOLVED: That the foregoing merger shall become effective upon the filing of a duly executed and acknowledged Certificate of Ownership and Merger setting forth a copy of these Resolutions, pursuant to the provisions of Sections 103 and 253 of the Delaware Statute; and that the President and any Vice President of this Corporation be and each of them severally hereby are authorized to execute and file such Certificate for and on behalf of this Corporation and that the Secretary or any Assistant Secretary of this Corporation be and each of them severally hereby are authorized to attest to such Certificate for and on behalf of this Corporation, the execution, acknowledgment, and filing thereof by any such officers of this Corporation to be conclusive evidence that the same have been authorized and approved by the Board of Directors of this Corporation.

               RESOLVED: That the officers of this Corporation at the time in office are, and each of them acting singly hereby is, authorized from time to time in the name and on behalf of this Corporation, under its corporate seal, if desired, attested by an appropriate officer, if desired, to execute, make oath to, acknowledge, deliver and file any and all of the agreements, instruments, certificates and documents referred to in the preceding Resolutions, with such changes therein as the officer or officers so acting may deem necessary or desirable, and to take or cause to be taken all other actions and to execute and deliver all such agreements, instruments, certificates and documents in connection with the transactions which are referred to in, or contemplated by, the preceding Resolutions, as may be shown by the officer's or officers' execution or performance to be in the officer's or officers' judgment necessary or desirable, the taking of such action by an officer or officers of this Corporation to be conclusive evidence that the same is authorized by the directors of this Corporation.

     FIFTH: That this Certificate and the Merger shall be effective on the hour and on the date that this duly executed and acknowledged Certificate is filed with the Secretary of State of the State of Delaware as provided in Sections 103 and 253 of the Delaware Statute.

     SIXTH: That subject to applicable law, the foregoing resolutions of the Board of Directors of the

               Corporation approving the Merger may be amended or terminated by the Board of Directors of the Corporation at any time prior to the effective time of the Merger.

     IN WITNESS WHEREOF, said First New England Dental Centers, Inc. has caused this Certificate to be signed and executed by its President and attested to by its Secretary, all as of this 27th day of December, 1996.


                                                By: /s/ Donald E. Strange
                                                   -----------------------------
                                                   Donald E. Strange, President

ATTEST:

by: /s/ Joshua J. Vernaglia
   ----------------------------------
   Joshua J. Vernaglia, Secretary